UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (April 26, 2018)

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street – Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐.

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed on May 2, 2018 (the “Original Filing”) by Apogee Enterprises, Inc. (the “Company”). The Original Filing reported, among other items, the election by the Company’s Board of Directors (the “Board”) of Herbert K. Parker to serve as a Class III director. Since the date of the Original Filing, a Class II member of the Board has notified the Board of his determination not to stand for re-election at the 2018 annual meeting of shareholders of the Company. Thereafter, Mr. Parker and the Board mutually agreed to re-assign Mr. Parker to Class II, in order to balance the director Classes in accordance with the terms of the Company’s Restated Articles of Incorporation. The Company hereby amends the Original Filing to include the information in Item 5.02 below. Other than providing the additional information in Item 5.02 below, no other disclosure in the Original Filing is amended by this Form 8-K/A.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Director

After the date of the Original Filing, John T. Manning, a Class II member of the Board who has served as a director for 13 years, notified the Board that he had determined not to stand for re-election at the 2018 annual meeting of shareholders of the Company. With Mr. Manning’s retirement, as well as the planned retirement of another Class II member of the Board, after the 2018 annual meeting (and assuming that all directors to be nominated as Class II members are elected at such meeting), the Board would be composed of 2 Class II members, 4 Class III members and 3 Class III members. In order to achieve a more numerically balanced Board among the three Classes of directors in accordance with the terms of the Company’s Restated Articles of Incorporation, the Board unanimously determined that it would be in the best interests of the Company and its shareholders to re-assign one director from Class III to Class II prior to the 2018 annual meeting. Effective May 14, 2018, the Board and Mr. Parker agreed to re-assign Mr. Parker to Class II, from Class III. Therefore, Mr. Parker will stand for election for a three-year term as a Class II director at the 2018 annual meeting of shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon
General Counsel and Secretary

Date: May 15, 2018

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